                                                                   EXHIBIT 10.24

                            SUMMARY OF CONTRACT AWARD


ADDENDUM TO CONTRACT NO. V797P-9072
CARACO PHARMACEUTICAL LABORATORIES LTD
PAGE 1 OF 1

BASE CONTRACT PERIOD: JUNE 21, 2002 - JUNE 20, 2003
PLUS 4 ONE-YEAR OPTION PERIODS.

The pricing for each option year period exercised by the Government shall begin at the end of the previous Contract Period and the exercising of options shall be in accordance with FAR Clause 52.217-9 - Option to Extend the Term of the Contract.

The following documents are incorporated into and made part of this contract:

         1.       Standard Form 1449 (SF 1449) and Summary of Award

         2.       Amendment No. 1, effective 4/12/02

         3.       Caraco Pharmaceutical Laboratories Ltd Offer dated 4/5/02

                  a) Continuation of Standard Form 1449 (with attached Caraco final offered prices), accepted items marked "A".
                  b)       52.212-4 Contract Terms and Conditions - Commercial
                           Items.
                  c) Addendum to 52-212-4 Contract Terms and Conditions - Commercial Items.
                  d) 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Order.

         4.       Caraco Final Proposal Revisions (FPR) dated 5/9/02.

CONTRACT ADMINISTRATION

         GP Singh
         Manager
         1150 Elijah McCoy Drive
         Detroit, MI 48202
         Telephone: (313) 871-8400 Ext. 108
         Fax: (313) 871-8314
         E-mail: gpsingh@caraco.com

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                1. CONTRACT ID CODE     PAGE
                                                                                                                           OF
                                                                                                                          PAGES


------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.                       3. EFFECTIVE     4. REQUISITION/PURCHASE REQ. NO.            5. PROJECT NO.
                                                       DATE                                                        (if applicable)

------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                          CODE




------------------------------------------------------------------------------------------------------------------------------------
                                                                     7. ADMINISTERED BY (if other than item 6) CODE





------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and Zip Code)              ( *  )  9A. AMENDMENT OF SOLICITATION NO.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                9B. DATE (SEE ITEM 11)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                10A. MODIFICATION OF
                                                                                                CONTRACT/ORDER NO.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                10B. DATE (SEE ITEM 13)

------------------------------------------------------------------------------------------------------------------------------------
CODE                                               FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------

[X] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [X] is extended, [ ]is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning ______ copies of the amendment;

(b) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE
DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)

------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACT/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
                A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN
                    THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
                B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying offices,  appropriation  date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
                    43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
                C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                D.  OTHER (Specify type of modification and authority)
------------------------------------------------------------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor is not, is required to sign this document and return ___ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract subject matter where feasible)

RFP 797-NC-02-0017 - METFORMIN TABLETS - is amended to add the Billings and Aberdeen area Indian Health Service (IHS) facility as an authorized user of the resultant contract with all terms and conditions as listed in the solicitation. Their requirements are as follows:

         1.       Metformin 500 mg Tablets, 100 per bottle, 814 bottles each
         2.       Metformin 500 mg Tablets, 500 per bottle, 1080 bottles each
                                    OR
                  Metformin 500 mg Tablets, 1000 per bottle, 540 bottles each.
         3.       Metformin 850 mg Tablets, 100 per bottle, 5,079 bottles each.
         4.       Metformin 1000 mg Tablets, 100 per bottle, 720 bottles each.

         The date and time for receipt of offers is extended to April 19, 2002 at 4:00 pm Central Time.
PLEASE SIGN AND DATE THIS AMENDMENT AND RETURN TO THE CONTRACTING OFFICE.

Except as provided herein, all terms and conditions of this document referenced in items 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                       16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)


------------------------------------------------------------------------------------------------------------------------------------

15B. CONTRACTOR/OFFEROR                          15C. DATE SIGNED   16B. UNITED STATE OF AMERICA                16C. DATE SIGNED

_________________________________                                   By_____________________________
(Signature of person authorized to sign)                            (Signature of Contracting Officer

------------------------------------------------------------------------------------------------------------------------------------

                                     PART I
                         SCHEDULE OF SUPPLIES AND PRICES

SCOPE OF CONTRACT

1.0      INTRODUCTION

         1.1 Background. The Department of Veterans Affairs (VA) and Department of Defense (DoD) acquire their pharmaceutical requirements through their respective Pharmaceutical Prime Vendor Programs, hereafter referred to as the VA PPV Program and DoD PPV Program, or jointly ad PPV Programs. Under these programs, VA and DoD award a separate contract for the product distribution and a separate contract for the project distribution and a separate contract for the source and purchase price of the product itself. Currently, the products included in this solicitation are available through the PPV Programs at the Federal Supply Schedule (FSS) contract prices.

         1.2 Purpose and Objectives. The purpose of this solicitation is to establish a supply source that will provide these generic items for purchase through the PPV Programs. The total estimated usage for VA, DoD, Bureau of Prisons (BOP) and Indian Health Service (IHS), appears on the Schedule of Supplies section, page(s) 7-8 of this Solicitation. The objective of such a contract is to insure availability and consistency of product for nationwide usage and to obtain volume-based, committed use pricing.

         1.3 VA and DOD Formulary Designation. VA, DOD, listed IHS facilities and all Non-Privatized BOP facilities will purchase from the national contractor all their requirements for the strengths of the generic items listed in the schedule.

         1.4 Award. If an award is not made on an initial offer, Final Price Revisions may be requested by written correspondence or may be conducted through a competitive, anonymous, on-line Reverse Auction program (see FAR 52.212-1, page 28, for full details).

         1.5 Contract Duration. The contract resulting hereunder will be in effect for one (1) year plus four (4) one-year option periods that may be exercised by the Government.

         1.6 Contract Effective Date. The effective date of the contract shall be 45 DAYS (OR SOONER UPON MUTUAL AGREEMENT) AFTER THE DATE OF AWARD. After the effective date, a short phase-in period may be needed to convert patients and medical centers to the awarded products. Contractor shall ensure that sufficient inventory is available and chargeback agreement with the PPVs are in place sufficiently in advance of the effective date to permit PPVs to dispatch shipments from their distribution facilities to ordering activities beginning the effective date of the contract. Delivery of product is to be made to the Distribution Centers of the PPVs listed in Attachments "A" and "B" to this solicitation. Some of these PPVs have multiple distribution. This list represents only the PPV contractors to date as these contractors may change within the contract period. The awarded contractor will be notified if such changes take place. Other requirements for time, place, method of delivery or performance, and payment shall be determined between the awarded contractor and the PPV contractors listed in the attachments. Contractor shall notify the VA Contracting Officer within 15 DAYS FROM RECEIPT OF AWARD NOTICE if an agreement cannot be reached. Failure or refusal to come to terms with the PPVs shall constitute sufficient cause for terminating the contract under FAR

                  52.212-4(m), Contract Terms and Conditions - Commercial Items, Termination for Cause.

2.0      EXTENT OF OBLIGATIONS

         2.1 Governmental Participants. The contractor shall provide the pharmaceutical products specified in the schedule at the prices awarded herein for all facilities purchasing through the DoD PV program, and for the following facilities purchasing through the VA PPV Program:

                  (a)      All Department of Veterans Affairs (DVA) facilities
                  (b) Indian Health Service (IHS) facilities located in the following regions:
                           1.       Albuquerque
                           2.       Phoenix
                           3.       Oklahoma/Ada NSSC
                           4.       Portland
                  (c) All Option 2 State Veterans Home (See paragraph 2.2 State Veteran Homes)
                  (d) All Non-Privatized Federal Bureau of Prisons (BOP) facilities

A database of all facilities authorized to use the VA PPV Program may be downloaded from the National Acquisition Center's web site at http://www.va.gov/oa&mm/mac/pharm/pharmpv.htm. The database identifies the agency classification for each participant. Additionally, the regional area for each HIS facility is identified, and each state veteran home is identified as option 1 or 2.

         2.2      State Veteran Homes. There are numerous State Veteran Homes
                  (SVHs) that have entered into sharing agreement with Department of Veterans Affairs medical centers (VAMCs). The SVHs with sharing agreements that participate in the VA PPV program are identified as being one of two types: Option 1 or Option 2.

Option 1: The SVH orders pharmaceuticals directly from the PPV and pays the PPV for all items purchased. An Option 1 SVH is not eligible for national contract pricing unless it is specifically named in the scope of contract or added after award by mutual agreement.

Option 2: The VAMC authorizes the SVH's order, and the VAMC makes payment to the PPV for all pharmaceuticals ordered by the SVH. An Option 2 SVH is eligible for the national contract price awarded under this solicitation.

         2.3      HHS Perry Point. In accordance with the Interagency Agreement
                  (IA), #1101, between VA and Department Health and Human Service Supply Service Center at Perry Point (hereafter referred to as HHS Perry Point, HHS Perry Point serves as the repackager of pharmaceuticals for VA health care facilities. Pursuant to this IA, HHS Perry Point shall be an authorized user of the resultant-contract for the sole purpose of repackaging contract line items into package sizes not covered by the contract (e.g. unit-of-use sizes not carried by the contractor). HHS Perry Point shall only order contract items that will be repackaged for and supplied to VA healthcare facilities. HHS Perry Point shall not purchase from the contract any line items for distribution to unauthorized non-VA facilities unless mutually agreed upon between the contractor and the VA.

         2.4 Addition of Other Government Agencies to the Contract. Upon mutual agreement between the contractor and the Government, a limited number of other Government agencies (OGAs) serviced by the VA PPV Program, including, but not limited to,

                  Immigration and Naturalization Services (INS), Option 1 State Veteran Homes and additional IHS facilities may be added to the contract by Modification.

         2.5 Estimated Quantities. The quantities in the schedule reflect the combined usage of all VA, DOD, BOP & HIS activities currently participating in the PPV Programs. These estimated requirements do not include those of any other Government agency, including those currently participating in the VA PPV Program (e.g. INS, State Veteran's Home). The estimated usage cited in the Schedule is the Government's total estimated usage for the listed strengths, including any new package sizes that may be added to the contracts after award. (i.e. if a new package size is added, the total estimated quantity of dosages would not change but there may be a shift in usage from existing package size(s) to the new size). There is no expressed or implied guarantee that the estimated quantity will be purchased under this contract. Actual quantities purchased may exceed or be less than those represented.

         2.6 Product Compatibility with VA Consolidated Mail Outpatient Pharmacies (CMOP) Dispensing Machines. In order to process patient prescriptions efficiently, VA medical centers and VA CMOPs use various automated dispensing machines. Due to the high volume of products processed by these machines, accuracy is very important. VA has found that products that do not conform to the established tolerance level identified by manufacturers of these machines, or are not consistent in configuration and weight from lot to lot, negatively impact the dispensing process. Such products cause miscounts and down time that raise facility's operating costs. Once an automated dispensing machine canister has been calibrated for a Contractor's capsule, the dimensions of the capsule shall not exceed the set tolerance range, or the contract may be terminated for cause.

         2.7 Samples. The Offeror shall provide to the VA Contracting Officer upon request, samples of the product(s) being offered in response to this Solicitation. These samples will not be returned to the contractor.

3.0      PRODUCT, PACKAGING, AND LABELING REQUIREMENTS

         3.1 Produce Requirements. The physical appearance of identical strengths of the same drug shall be consistent in color, composition, shape and dimension regardless of the packaging size. For example, assume the solicitation requires that Drug X, 10 mg be provided in bottle sizes of 30, 100, and 500. If the contractor provides a 10 mg, round, 1/4" diameter, blue tablet in the 30's bottle size, then 10 mg strength offered for the bottles of 100's and 500's shall also be a round, 1/4" diameter, blue tablet.

         3.2 Packaging Requirements. Offerors must state the exact name that appears on the label, by which the drug will be supplied. Offerors shall also provide a unique NDC number for all items offered. All bottles of 100 tablets or less must have a child resistant closure.

         3.3 Bar Coding Requirements. Each contract item must have a bar code label, which includes, at a minimum, the National Drug Code (NDC). It is desirable, but not required, that bar coding also include the expiration date and lot number.

         3.4 Termination of Orders and Claims (for DoD purchases only). The DoD DSCP Contracting Officer, who is the VA's Technical Representative (COTR) shall have the right to terminate any DoD orders for either cause or for the convenience of the Government. The COTR shall have the right to examine and accept or reject any order the contract. The COTR has the authority to administer and take any action including resolving any disputes and issuing final decisions on any DoD orders. Additionally, the DoD DSCP COTR shall have authority and responsibility for any breach of contract claim against DoD and the ASBCA shall have jurisdiction over such claims.

         3.5      National Contract Item Backorders.

                  (a) Under this requirements contract, the contractor is the Government's primary source for the product awarded herein, (See FAR 52.216-21 Requirements, included in this solicitation.) The Government's ability to provide quality healthcare to its patient population is severely impaired when a national contract product is not available due to a national contractor's backorder. The purpose of this clause is to provide guidance to the contractor regarding a temporary solution to national contract item backorders that may be implemented in lieu of the Government terminating the contract for cause. However, consideration of this clause shall not waive any of the Government's rights to terminate the contract for cause in accordance with FAR 52.212-4(m).

                  (b) If a national contract item is backordered by the Pharmaceutical Prime Vendor, the VA National Acquisition Center (VANAC) contracting officer will investigate the backorder to determine if the national contractor bears responsibility for the backorder. The contractor shall inform the VANAC contracting officer within 4 calendar days after a backorder occurs. In addition to informing the contracting officer of the backorder, the contractor shall provide an estimated date when the backorders will be shipped, and may propose a solution to satisfy the Government's needs for the contract items until the backorders are resolved. The Government reserves the right to accept or reject any possible solutions that the contractor may propose to alleviate a national contract backorder situation.

                  (c) If the contracting officer determines that the contractor bears responsibility for the backorder, and contractor is not able to provide an acceptable solution to the backorder, in lieu of Termination for Cause, the parties agree that the Government may acquire the same or similar items from another source, and bill the contractor for any excess procurement cots. In other words, if the government must purchase product from another vendor because of a national contract backorder, the contractor will issue or reimburse the Government for the difference between the purchase price and the contract price, if agreed to by both parties.

Award will be made based on an aggregate total of the drugs indicated in the solicitation. Offerors are encouraged to provide prices for any additional packaging sizes available for solid oral dosages of the offered drug(s). Price for additional packaging sizes will not be part of the evaluation to determine the lowest overall costs. However, the price may be included in the contract award. Furthermore, additional sizes may be added after award by mutual agreement between the contractor and Government.

The estimated quantities shown reflect the combined VA, DoD, BOP and IHS usage. Attachment "C" provides a breakdown by agency. IF OFFERED PRICES MATCH OR EXCEED CURRENT FSS PRICING, THE GOVERNMENT RESERVES THE RIGHT TO MAKE A NO-AWARD DETERMINATION.

Where there is a choice of package size as indicated by the word "or", the offeror must submit a price on at least one of the two sizes indicated. Award will be made on the package size most advantageous to the Government.

Offered prices shall not exceed two decimal places.

If the offeror is not the manufacturer, a copy of the signed agreement between the offeror and the manufacturer must be submitted with the proposal. The agreement must be for the maximum term of the contractor, or a possible five (5) years.

OFFERORS SHALL INDICATE A UNIQUE NDC NUMBER FOR EACH ITEM OFFERED.


         ------------------------------------------------------------------------------------------------------
                                                              EST.
                                                              ANNUAL
         ITEM NO.                                    PKG.     NUMBER
                   SUPPLIES/SERVICES                 SIZE     OF UNITS   UNIT    UNIT PRICE  AMOUNT
         ------------------------------------------------------------------------------------------------------
         1         Metformin Hel Tablets 500 mg
                   NDC#_57664039788                  100      234.126     BT       $4.50       $1,053,567
         ------------------------------------------------------------------------------------------------------
         2         Metformin Hel Tablets 500 mg
                   NDC#_______                       500      334,316     BT

                   OR                                OR         OR

                   Metformin Hel Tablets 500 mg
                   NDC#57664039718                   1000     167,158     BT       $41.00      $6,853,478
         ------------------------------------------------------------------------------------------------------
         3         Metformin Hel Tablets 850 mg
                   NDC#57664043588                   100       50,284     BT       $ 6.83      $343,439.72
         ------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------
         4          Metformin Hel Tablets 850 mg
                    NDC#_______                        500       72,982       BT

                    OR                                  OR        OR

                    Metformin Hel  Tablets 850 mg
                    NDC#57664043518
                                                       1000      36,491       BT        $62.00       $2,262,442
         ------------------------------------------------------------------------------------------------------
         5          Metformin Hel Tablets 1000 mg
                    NDC#57664047488                    100       43,321                 $ 8.20       $355232.20
         ------------------------------------------------------------------------------------------------------
         6          Metformin  Hel Tablets 1000 mg
                    NDC#______                         500       55,944       BT

                    OR                                  OR        OR

                    Metformin Hel Tablets 1000 mg
                    NDC#57664047418
                                                       1000      27,972       BT        $74.00       $2,069,928
         ------------------------------------------------------------------------------------------------------

                                     PART II
                          CONTRACT TERMS AND CONDITIONS

52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (FEB 2002) (DEVIATION) (JUN 1996)

(a) Inspection/Acceptance. (TAILORED) Pharmaceutical products will be ordered by the Government through the authorized VA Pharmaceutical Prime Vendors. The Government's inspection rights become effective upon receipt at the Government ordering facility. The Government reserves the right to inspect or test any supplies ordered under this contract that have been tendered for acceptance, at the Government's discretion. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its postacceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)      (DEVIATION) Reserved.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d)      Disputes. (DEVIATION) This contract is subject to the Contract
         Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1. Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

         (2) The Veterans Affairs Board of Contract Appeals (VABCA) has jurisdiction over any disputes arising under this contract. Also, a dispute arising between a Contractor and an authorized VA Pharmaceutical Prime Vendor does not give rise to a "claim" under the Disputes Clause, FAR 52.23-1.

(e) Definitions. The clause at FAR 52.202-1, Definitions is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)      (DEVIATION) Reserved.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)      (DEVIATION) Reserved.

(j) Risk of loss. (TAILORED) Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon delivery of the supplies to the Government facility. Risk of loss does not pass to the Government upon delivery to any Pharmaceutical Prime Vendor.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government's convenience. The Government reserves the right to terminate the contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. (TAILORED) Except as otherwise provided by an express or implied warranty, the Contractor will not be liable in breach of warranty action to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; and 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
         (1) the schedule of supplies/services; (2) the Assignments Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and
         (9) the specification.

         THIS PROCUREMENT IS A JOINT EFFORT BETWEEN VA AND DOD. WHEREVER THE TERM VA PPV APPEARS IN THIS SOLICITATION IT SHALL BE UNDERSTOOD TO INCLUDE THE DOD PRIME VENDORS AS WELL.

(t) Note. This solicitation and the resulting contract provide for award of a National Contract for pharmaceutical items to be distributed through the VA Pharmaceutical Prime Vendor (PPV) program. Orders will not be placed directly with the contractor by VA, but rather the VA PPV will accept VA's orders and payments on behalf of the contractor.

(u) Delivery. The requirements for time, quantity, place and method of delivery of items sold through the VA PPV program will be determined between the awarded Contractor and the authorized VA PPV's.

(v) Chargeback arrangement. Chargeback arrangements/agreements must be coordinated between the Prime Vendors and the Contractor. The Government will not become involved in this area nor will the Government assume any responsibility for these monies. Chargebacks, if any under this Government supply contract shall be handled in accordance with current National Wholesale Druggist's Association
         (NWDA) Chargeback Standards. Questions concerning the NWDA Chargeback Standards should be referred to NWDA, P.O. Box 238, Alexandria, Virginia 22313.

(w)      Ordering. (DEVIATION)

         (1) Any supplies and/or services to be furnished under this contract shall be ordered by issuance of delivery orders by the individuals or activities designated. Such orders may be issued at any time during the contract term.

         (2) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

         (3) Orders against this contract will be accomplished by issuance of delivery orders to an authorized VA PPV.

(x) Payments. (DEVIATION) Payment of the prices stipulated in this contract to VA PPVs for products ordered on the contract will satisfy Government payment obligations under this contract. Moreover, no payment will be made to the VA PPV for the contractor's pharmaceutical products unless the contractor complies with PL 102-585.

52.219-16 LIQUIDATED DAMAGES - SUBCONTRACTING PLAN. (JAN 1999)

(a) "Failure to make a good faith effort to comply with the subcontracting plan", as used in this clause, means a willful or intentional failure to perform in accordance with the requirements of the subcontracting plans approved under the clause in this contract entitled "Small Business Subcontracting Plan," or willful or intentional action to frustrate the plan.

(b) Performance shall be measured by applying the percentage goals to the total actual subcontracting dollars of, if a commercial plan is involved, to the pro rata share of actual subcontracting dollars attributable to Government contracts covered by the commercial plan. If, at contract completion or, in the case of a commercial plan, at the close of the fiscal year for which the plan is applicable, the Contractor has failed to meet its subcontracting goals and the Contracting Officer decides in accordance with paragraph (c) of this clause that the Contractor failed to make a good faith effort to comply with its subcontracting plan, established in accordance with the clause in this contract entitled "Small Business Subcontracting Plan," the Contractor shall pay the Government liquidated damages in an amount stated. The amount of probable damages attributable to the Contractor's failure to comply shall be an amount equal to the actual dollar amount by which the Contractor failed to achieve each subcontract goal.

(c) Before the Contracting Officer makes a final decision that the Contractor has failed to make such good faith effort, the Contracting Officer shall give the Contractor written notice specifying the failure and permitting the Contractor to demonstrate what good faith efforts have been made and to discuss the matter. Failure to respond to the notice may be taken as an admission that no valid explanation exists. If, after consideration of all the pertinent date, the Contracting Officer finds that the Contractor failed to make a good faith effort to comply with the subcontracting plan, the Contracting Officer shall issue a final decision to that effect and require that the Contractor pay the Government liquidated damages as provided in paragraph (b) of this clause.

(d) With respect to commercial plans, the Contracting Officer who approved the plan will perform the functions of the Contracting Officer under this clause on behalf of all agencies with contracts covered by the commercial plan.

(e) The Contractor shall have the right of appeal, under the clause in this contract entitled, Disputes, from any final decision of the Contracting Officer.

(f) Liquidated damages shall be in addition to any other remedies that the Government may have.

52.216-21 REQUIREMENTS (OCT 1995) (DEVIATION) (MAY 1997)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government's requirements do not result in orders in the quantities described as "estimated" or "maximum" in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued through the VA PPVs in accordance with the Ordering clause. Subject to any limitations specified in this contract, the Contractor shall deliver to the VA PPVs all supplies specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government's VA PPVs may issue orders requiring delivery to multiple distribution centers.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor through the VA PPV all the supplies specified in the Schedule that are required to be purchased by the Department of Veterans Affairs and other Government agencies as specified in the Schedule. Note: This contract provides for formulary status as stipulated in Part I, Schedule of Supplies and Prices. Usage will be determined in accordance with this schedule.

(d) The Government is not required to purchase requirements in excess of any limit on total orders under this contract.

(e) If the Government requires delivery of any quantity of an item that the applicable VA PPV does not have available for delivery within the VA PPVs contract required time frame, the Government may acquire the required items from another source.

(f) Any order issued by the VA PPVs during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's Pharmaceutical Prime Vendor's, and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 15 days after the expiration of the contract.

NOTES:

The Government's obligation to purchase its requirements as described in this clause will be interpreted to include a phase-in period specified in the Scope of the Contract, Paragraph 1.6.

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days before expiration of the contract, provided, that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) (TAILORED) The VA is the primary user of this contract and may exercise the option to extend in whole or in part. By in part, if any agency does not wish to continue this contract, the contractor will be so notified in the Modification to Extend the option year. If the Government exercised this option, the extended contract shall be considered to include this option provision.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years.

52.232-17 INTEREST (JUN 1996)

(a) Except as otherwise provided in this contract under a Price Reduction for Defective Cost or Pricing Data clause or Cost Accounting Standards clause, all amounts that become payable by the Contractor to the Government under this contract (net of any applicable tax credit under the Internal Revenue Code (26 U.S.C. 1481)) shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 12 of the Contract Disputes Act of 1978 (Public Law 95-563), which is applicable to the period in which the amount becomes due, as provided in paragraph (b) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

(b)      Amounts shall be due at the earliest of the following dates:

         (1)      The date fixed under this contract.

         (2) The date of the first written demand for payment consistent with this contract, including any demand resulting from a default termination.

         (3) The date the Government transmits to the Contractor a proposed supplemental agreement to confirm completed negotiations establishing the amount of debt.

         (4) If this contract provides for revision of prices, the date of written notice to the Contractor stating the amount of refund payable in connection with a pricing proposal or a negotiated pricing agreement not confirmed by contract modification.

(c) The interest charge made under this clause may be reduced under the procedures prescribed in 32.614-2 of the Federal Acquisition Regulation in effect on the date of this contract.

852.270-4 COMMERCIAL ADVERTISING (NOV 1984)

The bidder or offeror agrees that if a contract is awarded to him/her, as a result of this solicitation, he/she will not advertise the award of the contract in his/her commercial advertising in such a manner as to state or imply that the Veterans Administration endorses a product, project or commercial line of endeavor.

AS1335 THERAPEUTIC EQUIVALENCE (MAY 1992)

Only products that have received under the Federal Food, Drug and Cosmetic Act a therapeutic equivalence code of "A" by the Food and Drug Administration will be considered, unless all drugs in the family group are "B" rated. In that case, no award will be made other than to the innovator unless the non-innovator vendor submits acceptable data demonstrating bioequivalence.





AS1345 RECALLS (JUNE 1997 UPDATE)

If at any time during the term of the contract awarded as a result of this solicitation, the Food and Drug Administration (FDA) or the individual contractors initiates a drug recall or FDA withdraws their approval to manufacture a drug, the following steps will immediately be taken by the appropriate contractor:

         a. Important notices not requiring immediate attention may be mailed to:

                  Associate Chief, Pharmacy Benefits Mgmt. - Strategic Health Group (119D)
                  P.O. Box 126
                  Hines, IL 60141

         b. Drug product hazard alerts, recalls and product notices requiring immediate attention and dissemination should be sent via overnight express to:

                  Associate Chief, Pharmacy Benefits Management -Strategic Health Group (119D)
                  1st Avenue, 1 Block North of Cermak Rd., Bldg 37
                  Hines, IL 60141

         c. Forward one copy of any notification along with any pertinent information to:

                  National Contract Service, 049AIN2PH
                  P.O. Box 76
                  Hines, IL 60141

AS1350 TESTING FACILITIES (MAY 1992)

Offeror shall state whether Offeror ( X ) DOES, ( ) DOES NOT maintain qualified testing laboratories.

If Offeror does, state address: 1150 ELIJAH MCCOY DRIVE. DETROIT, MI 48202.

If Offeror does not maintain such laboratories, Offeror will state the name and address of the qualified testing laboratory which will perform necessary testing under the schedule contract.

AS1910 MANUFACTURING FACILITIES (JUL 1996)

(i) Offeror must indicate in the spaces below and/or by attachment, If additional space is needed, (a) exact product(s) offeror desires to furnish to the Government, (b) whether the offeror MANUFACTURES (X) the product(s) and/or if he/she is a DISTRIBUTOR ( ) of the product(s) manufactured by another firm. The contractor will only be able to utilize the manufacturer provided in response to this clause for the duration of the contract. Any substitution of manufacturing facility must be approved by the VA.

                           FACILITY LOCATION
         ITEM              NAME, ADDRESS, CITY,                            PERSON TO BE CONTACTED
         NO.               COUNTY, STATE & ZIP CODE                        INCLUDING PHONE NUMBER
                           CARACO PHARMA LABS LTD
         1, 2, 3           1150 ELIJAH MCCOY DRIVE                         JITENDRA DOSHI
         4, 5, and 6       DETROIT, MI 48202                               (313) 871-8400

         -------           ------------------------------                  --------------------------

         -------           ------------------------------                  --------------------------



Notes: A. If the product(s) are to be manufactured at more than one location, each location should be identified and product(s) manufactured at the facility should be identified. Also list the names and locations of all subcontractors (packager, labelers, etc.,) who participate in the production of product(s) to be furnished to the Government.

AS1910 MANUFACTURING FACILITIES (JUL 1996) (CONTINUED)

         B. Products can be identified by "Item Number" as listed in Continuation of SF

                  1449, Schedule of Supplies and Prices of the solicitation.

         C. When the finished product to be offered is of foreign manufacture, the complete name and address of the manufacturer shall also be listed.

                  (ii) Offeror agrees to inform the V,\ National Acquisition Center (049A 1 N2PH), Hines, IL 60141, immediately of any relocation of his prime facility or the relocation of any subcontractor's facility.

                  (iii) If at any time during the life of the contract, the contractor's facility, or the source from which the contractor obtains any of the item(s) listed under this contract, fails to meet Current Good Manufacturing Practice Regulations (CGMPRs)(21 CFR
                           Part 210 and 211), and/or a negative .- Food and Drug Administration Quality Assurance Evaluation is received, the contract may be subject to termination, in whole or in part, without liability to the Government.

                  (iv) Any products manufactured during this period of CGMPRs deficiencies will not be shipped to the V A prime vendor contractors and that material which has been received shall be returned as rejected goods. The contractor will have 30 days in which to correct the deficiencies that caused the negative evaluation and notify the V A National Acquisition Center (049A 1 N2PH), Hines, IL, to have a reevaluation completed by the Food and Drug Administration. If upon reevaluation - results are still negative, the contract will immediately be terminated in whole, without liability to - the Government.

AS1911 PLACE OF PERFORMANCE (MAY 1992)

Offeror must stipulate below the name, location and ownership of each facility where the following described work is to be performed. When more than one facility is involved for any of the work hereinafter described or where more than one active ingredient is included in the end item on the procurement, the name, location and ownership of all facilities must be shown. Information required under this Clause which the Offeror desires to remain confidential must be supplied in a letter accompanying the offer and must be identified as such. The government will maintain information so submitted except as inconsistent with existing law.

NOTE: Include city, state, and county in each of the addresses below.

A.       ACTIVE INGREDIENTS

         Active ingredient manufactured

         in the facilities located at (complete address)


         which are owned by

B.       DRUG PRODUCT (Complete the applicable paragraph(s).)
         (1)      PARENTERALS

                  a. Ingredients will be weighed, measured, mixed and compounded by in the facilities located at (complete address)

                  which are owned by

                  b.       Product will be sterilized by       in the facilities

                           located at (complete address)

                           which are owned by

         (2)      TABLETS, CAPSULES AND PILLS

                  a. Ingredients will be weighed, granulated, mixed, screened, dried, etc. by in the facilities located


                           (complete address)

                           which are owned by



         (3) OTHER DRUG PRODUCTS. (Solutions, syrups, mixtures, powders, ointments, pastes, creams, etc.)

                  Ingredients will be weighed, measured, mixed and compounded by in the facilities located at


                  (complete address)

                  which are owned by

C.       PACKAGING AND PACKING

         (1)      Immediate container will be filled and labeled by

         in the facilities located at (complete address)

         which are owned by

         (2)      Material will be packed and prepared for shipment by

         in the facilities located at (complete address)

         which are owned by

NOTE: For each facility listed, also provide person to be contacted, including phone number.

AS1504 CONTRACTOR'S REPORT OF SALES (NATIONAL CONTRACT SALES REPORTS) (NOV 1995)

(a) Contractors' shall furnish QUARTERLY the dollar value (rounded to the nearest whole dollar) of all national contract sales made to Government agencies through the PPVs during the preceding 3 month period, including any partial month. This report shall segment sales by Department of Veterans Affairs (V A) and Other Government Agencies
         (OGA). In addition, the report for the first quarter (first quarter begins October 1 and ends December 31), and subsequent quarters shall be due within 60 calendar days from the end of any quarter. A report with individual line items on the National Contract shall be prepared and submitted on the "Contractor's Report of Sales for National Contracts" form (furnished at time of award).

(b) The report is due in the office specified below 60 calendar days following the completion of the reporting period or completion of the contract. A report is required even when no billings or invoices are issued or no orders are received during the report period. A facsimile report is permitted and may be sent to (708)786-5256.

(c) The Government reserves the right to inspect without further notice, such records of the Contractor as pertain to sales under any contract resulting from this solicitation. Willful failure or refusal to furnish the required reports, or falsification thereof, shall constitute sufficient cause for terminating the contract under FAR 52.212-4(m), Contract Terms and Conditions -Commercial Items, Termination for Cause.

(d)      The report shall be forwarded to the following address:

         Regular U.S. Mail Address                                Express Mail Address

         Department of Veterans Affairs                           Department of Veterans Affairs
         National Acquisition Center (049AlN2PH)                  National Acquisition Center (049A1N2PH)
         P.O. Box 76                                              1st Ave. & 1 Block North 22nd St, Bldg. 37
         Hines, IL 60141                                          Hines, IL 60141
         Attn: Ronald E. Jenkins, Contracting Officer             Attn: Ronald E. Jenkins, Contracting Officer


AS1514 COST RECOVERY FEE (JUN 1998)

(a) Upon 30 calendar days notice from the Contracting Officer, the Contractor shall collect a Cost Recovery Fee on behalf of the Department of Veterans Affairs (V A) from all participating facilities (includes other Government agencies) under the V A PPV Program. V A will specify the fee amount (e.g, 0.5%) at time of notification. The fee shall be added to the price of each line item sold under this contract, and shall be reflected in the price charged to facilities. Within 15 days after notice that the cost recovery fee will be implemented, Contractor may adjust prices to incorporate the fee by requesting a contract modification. Contractor shall remit the fee quarterly, at the same time as the "Contractor's Report of Sales for National Contracts" form is submitted (see clause "Contractor's Report of Sales for National Contracts").

(b) The cost recovery fee amount due shall be paid by check or electronic funds transfer to the "Department of Veterans Affairs". When the Contractor has multiple national contracts, the fee may be consolidated into one check. To ensure that the payment is credited properly, the Contractor should identify the check or electronic transmission as a "Cost Recovery Fee" and include the following information: contract number(s), report amount(s) and report period(s).

         (1) If the Cost Recovery Fee payment is made by check, it shall be forwarded to the following address:

                  Hines Fiscal Division
                  c/o Agent Cashier
                  PO Box 27
                  Hines, IL 60141

         (2) If the Cost Recovery Fee payment is requested to be made by electronic funds transfer through the Automated Clearing House
                  (ACH), the Contractor will be provided with the information from the Government at a later date.

         (c) If the full amount of the Cost Recovery Fee is not paid within 30 days after the end of the applicable reporting period, it shall constitute a contract debt to the United States Government under the terms of FAR 32.6. The Government may exercise all rights under the Debt Collection Act of 1982, including withholding or setting off payments and interest onto the debt (see FAR 52.232-17, Interest).

         (d) Failure to submit sales reports, falsifications of sales reports, and/or failure to pay the Cost Recovery Fee in a timely manner may result in termination or cancellation of this contract. Willful failure or refusal to furnish the required reports, falsification of sales reports, or failure to make timely payment of the Cost Recovery Fee constitutes a cause for terminating the contract under FAR 52.212-4(m), Contract Terms and Conditions -Commercial Items, Termination for Cause.

NOTE: At the time of remittance of your Cost Recovery Fee payment, please enclose two (2) copies of your required "Contractor's Report of Sales for National Contracts", and provide to the address indicated above.

AS1515 OPTION PRICING (JUN 1998)

(a) If the option to extend is exercised by the Government, the contract price(s) may be adjusted upward or downward at that time in accordance with all the terms and conditions of this clause.

(b) "Consumer Price Index" (CPI), as used in this clause, means the originally released index, for All Urban Consumers. Current Series, as published by the Bureau of Labor Statistics, U.S. Department of Labor, for Medical Care Commodities. Nonprescription Drugs and Medical Supplies. Series ID CUUR0000SEMB, or Prescription Drugs and Medical Supplies. Series ID CUUR0000SEMA. The area that shall be used is the U.S. City Average, Not Seasonally Adjusted. The Bureau of Labor Statistics on their web site posts the Consumer Price Index: http://stats.bls.gov/cpihome.htm

         Items solicited are considered: (Offeror must check appropriate block)

                  PRESCRIPTION (   )             NONPRESCRIPTION (   )

(c) For the first option period, any price adjustment for the product code shall be based upon the percentage change in the CPI released in the month prior to the initial month of the contract period specified in the solicitation for sealed bidding or the month prior to award in negotiation (the base index) and the CPI released in the third month before completion of the initial contract period stated in the solicitation (the updated index). This initial contract period may be less than 12 months. The formula for determining the Adjusted Contract Price (ACP) applicable to shipments during the first option period is -

                           ACP = Updated Index x Awarded Price
                                 Base Index

(d) For any subsequent option period, the price adjustment shall be the percentage change between the previously updated index (the new base index) and the CPI released 12 months later (the most recent updated index). This percentage shall be applied to the Current Contract Price
         (CCP). The formula for determining the ACP applicable to shipments for the subsequent option period(s) is -

                           ACP = Most Recent Updated Index x CCP
                                            New Base Index

(e) If the CPI is not available for the month of the base index or the updated index, the month with the most recently published CPI prior to the month determining the base index or updated index shall be used.

(f) If a product code is discontinued, the Government and the Contractor will mutually agree to substitute a similar product code. If Labor designates an index with a new titled and/or code number as continuous with the product code specified above, the new index shall be used.

(g) The Contractor shall be responsible for reporting price decreases and requesting price increases pursuant to this provision. Unless the Contractor's written request for a price increase resulting from the application of the formulas in (c) or (d) above is received by the Contracting Officer within 15 calendar days from the date of the Government's preliminary written notice of its intent to exercise the option, the Contractor shall have waived its right to a price increase for that option period. If the contractor fails to report price decreases, the Contracting Officer may unilaterally effect price decreases reflected by the CPI. The Contracting Officer, in its written notice exercising the option, shall exercise the option at the CCP or ACP if decreased (when using the appropriate formulas in (c) or (d) above) and shall state in such notice the applicable option price.

(h) Price adjustments shall be effected by execution of a contract modification by the Government indicating the most recent updated index and percent of change and shall apply to delivery orders placed on or after the first day of the option period.

(i) No price adjustment will be made unless the percentage change in the CPI is at least *one (1%)* percent.

52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS -COMMERCIAL ITEMS (DEC 2001)

(a) The Contractor shall comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

         (1)      52.222-3, Convict Labor (E.O. 11755);

         (2)      52.233-3, Protest after Award (31 U.S.C 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components:

         [Contracting Officer shall check as appropriate)

___ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

___ (2) 52.219-3, Notice of HUB Zone Small Business Set-Aside (Jan 1999).

___ (3) 52.219-4, Notice of Price Evaluation Preference for HUB Zone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer).

___ (4)(i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

(ii) Alternate I to 52.219-5.

(iii) Alternate II to 52.219-5.

___ (5) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637 (d)(2) and (3)).

___ (6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637 (d)(4)).

___ (7) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).

___ (8) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C.
2323) (if the offeror elects to waive the adjustment, it shall - so indicate in its offer).

___ (ii) Alternate I of 52.219-23 (Evaluation Adjustment factor is ten percent (10%).

___ (9) 52.219-25, Small Disadvantaged Business Participation
Program-Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

___ (10) 52.219-26, Small Disadvantaged Business Participation Program-Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

___ (11) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

___ (12) 52.222-26, Equal Opportunity (E.O. 11246).

_X- (13) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).

_X- (14) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
793).

_X- (15)52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).

_X- (16) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (E.O. 13126).

___ (17)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (42 U.S.C. 6962(c)(3)(A)(ii)).

___ (ii) Alternate I of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

___ (18) 52.225-1, Buy American Act-Balance of Payments Program-Supplies (41 U.S.C. 10a-10d).

___ (19)(i) 52.225-3, Buy American Act -North American Free Trade Agreement -Israeli Trade Act - Balance of Payments Program (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).

___ (ii) Alternate I of 52.225-3.

___ (iii) Alternate II of 52.225-3.

___ (20) 52.225-5, Trade Agreements (19 U.S.C. 2501, et seq., 19 U.S.C. 3301
note).

___ (21) 52.225-13, Restriction on Certain Foreign Purchases (E.O. 12722, 12724, 13059, 13067, 13121, and 13129).

___ (22) 52.225-15, Sanctioned European Union Country End Products (E.O. 12849).

___ (23) 52.225-16, Sanctioned European Union Country Services (E.O. 12849).

___ (24) 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (31 U.S.C. 3332).

___ (25) 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration (31 U.S.C. 3332).

___ (26) 52.232-36, Payment by Third Party (31 U.S.C. 3332).

___ (27) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

___ (28) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241). -(ii) Alternate 1 of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:
[Contracting Officer check as appropriate.]

___ (1) 52.222-41, Service Contract Act of 1965, As Amended{41 U.S.C. 351, et seq.).

___ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act --Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act --Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

___ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant --to Predecessor Contractor Collective Bargaining Agreement
(CBA) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records --Negotiation.

         (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

         (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

         (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or .- maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)      Notwithstanding the requirements of the clauses in paragraphs (a), (b),
         (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components -

         (1)      52.222-26, Equal Opportunity (E.O. 11246);

         (2) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212);

         (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793);

         (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996); and

         (5) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.). (End of Clause)

------------------------------------------------------------------------------------------------------------------------------------
             SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS               1.  REQUISITION NUMBER
              OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30
------------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT NO.           3.  AWARD/EFFECTIVE DATE  4.  ORDER NUMBER       5.  SOLICITATION NUMBER            6.  SOLICITATION
         V797P-9072                 8/5/02                                  RFP-797-NC-02-0017                     ISSUE DATE

                                                                                                                       3/11/2002
------------------------------------------------------------------------------------------------------------------------------------
7.  SOLICITATION           a. NAME                                          b.  TELEPHONE NO.                  8.  OFFER DUE DATE
INFORMATION CALL:          Ronald E. Jenkins,                               (no collect calls)                 LOCAL 4/12/02 4 PM
                           Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
9.  ISSUED BY              CODE                              10.  THIS ACQUISITION      11.  DELIVERY FOR FOB  12.  DISCOUNT TERMS
                                                                  IS                    DESTINATION UNLESS
                                                             [ ]  UNRESTRICTED          BLOCK IS MARKED
VA National Acquisition Center
P.O. Box 76                                                  [ ]  SET ASIDE 100% FOR    [ ]  SEE SCHEDULE
Hines, IL 60141                                                                         --------------------------------------------
                                                             [ ]  SMALL BUSINESS        THIS CONTRACT IS A RATED ORDER
                                                                                        UNDER DPAS (15 CFR 700)
Handcarried offers may be delivered to the front             [ ]  SMALL DISADV.         --------------------------------------------
Desk of the location indicated in Block 16.                       BUSINESS              13B.  RATING
                                                             [ ]  B(A)

                                                             SIC:  2834/325412          --------------------------------------------
                                                             SIZE STANDARD:  750        14.  METHOD OF SOLICITATION

                                                                                        [ ] RFQ    [ ] IFB    [X]  RFP

------------------------------------------------------------------------------------------------------------------------------------
15.  DELIVER TO            CODE                              16.  ADMINISTERED BY                        CODE

                                            ----------------                                                            ------------
                                                             VA National Acquisition Center
                                                             National Contract Service (049AIN2PH)
See Attachment "A & B"                                       1st Ave, I Block North of Cermak Rd, Bldg 37
                                                             Hines, IL 60141

------------------------------------------------------------------------------------------------------------------------------------
17A.  CONTRACTOR/      CODE             FACILITY             18A.  PAYMENT WILL BE MADE BY               CODE
OFFEROR                                 CODE
                             ----------       -------------                                                             ------------

CARACO PHARMACEUTICAL LABS LTD                               See Part II, Payments and List of VA and DSCP PPV Contractors
1150 ELIJAH MCCOY DR. DETROIT MI 48202                       Attachment "A & B" (see page 11 for Payments)

TELEPHONE NO. 313 871-8400
DUN#
------------------------------------------------------------------------------------------------------------------------------------
[  ]                                                         18b.  SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK
17b.  CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH                BELOW IS CHECKED
      ADDRESS IN OFFER
                                                             [  ]    SEE ADDENDUM
------------------------------------------------------------------------------------------------------------------------------------
             19                               20                           21           22              23                24
          ITEM NO.               SCHEDULE OF SUPPLIES/SERVICE           QUANTITY       UNIT         UNIT PRICE          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

See Part 1,                    SEE ATTACHED SHEETS                                                                  $12,938,086.92
Schedule, page(2) 7-8
                               (ATTACH ADDITIONAL SHEETS AS NECESSARY)

------------------------------------------------------------------------------------------------------------------------------------
25.  ACCOUNTING AND APPROPRIATION DATA                                                26.  TOTAL AMOUNT AWARD (FOR GOVT. USE ONLY)
     NOT APPLICABLE
                                                                                      Est.  $12,938,086.92  Annual
------------------------------------------------------------------------------------------------------------------------------------
[ ]  27a   SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4  FAR 52.213-3 AND 52.212-5 ARE ATTACHED.  ADDENDA  [ ]  ARE
                                                                                                              [ ]  ARE NOT ATTACHED.

[ ]  27b   CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4 FAR 52.212-5 IS ATTACHED ADDENDA [ ] ARE
                                                                                                               [ ] ARE NOT ATTACHED.
------------------------------------------------------------------------------------------------------------------------------------
28.  CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN     1      COPIES        29. AWARD OF CONTRACT REFERENCE    Caraco
                                                             --------                     OFFER                         --------

     TO ISSUING OFFICE CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET         DATED 5/9/02 YOUR OFFER ON SOLICITATION (BLOCK
                                                                                            ------

[X]  FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT         INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE
     TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.                                    SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS
------------------------------------------------------------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR                               31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

------------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    30c. DATE         31b. NAME OF CONTRACTING OFFICER            31c. DATE SIGNED
     NARENDA BORKAR, CEO                              SIGNED            (TYPE OR PRINT)

                                                 04/05/2002        Ronald E. Jenkins
------------------------------------------------------------------------------------------------------------------------------------
33. SHIP NUMBER                                                                       34. VOUCHER NUMBER       35. AMOUNT VERIFIED
                                                                  [ ] PARTIAL  [ ] FINAL                           CORRECT FOR
[ ] RECEIVED  [ ] INSPECTED  [ ] ACCEPTED AS CONFORMS TO THE
                                 CONTRACT, EXCEPT AS NOTED
------------------------------------------------------------------------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT REPRESENTATIVE  32C. DATE       36. PAYMENT                                  37. CHECK NUMBER
                                                                      [ ] COMPLETE  [ ] PARTIAL  [ ] FINAL

------------------------------------------------------------------------------------------------------------------------------------
                                                                  38. S/R ACCOUNT NUMBER      39. S/R VOUCHER  40. PAID BY
                                                                                                  NUMBER
------------------------------------------------------------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT     42a. RECEIVED BY (PRINT)

------------------------------------------------------------------------------------------------------------------------------------
41b. SIGNATURE, AND TITLE OF      41c. DATE                       42b. RECEIVED AT
     CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
                                                                  42c. DATE REC'D (YY/MM/DD)  42D. TOTAL CONTAINER
------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED FOR LOCAL REPRODUCTION                                                                         STANDARD FORM 1449 (10-95)

                                                               EST.
                                                              ANNUAL
   ITEM                                            PKG.       NUMBER                   UNIT
    NO.          SUPPLIES/SERVICES                 SIZE      OF UNITS        UNIT      PRICE        AMOUNT
------------------------------------------------------------------------------------------------------------
1.           Metformin Hcl Tablets                 100       234,126           BT       $4.50       $1053567
             500mg
             NDC#_57664039788_

2.           Metformin HCL Tablets
             500mg NDC #________                   500       334,316           BT       $41.00      $6853478

                              OR                   OR        OR

             Metformin HCL Tablets                 100       167,158           BT
             500mg NDC
             #57664039718

3.           Metformin HCL Tablets                 100       50,284            BT       $6.83       $343439.72
             850mg
             NDC#57664043588

4.           Metformin HCL Tablets
             850mg NDC #________                   500       72,982            BT       $62.00      $2262442

             OR                                    OR        OR

             Metformin HCL Tablets                 1000      36,491            BT
             850mg NDC
             #57664043518

5.           Metformin HCL Tablets                 100       43,321                     $8.20       $355232.20
             1000mg
             NDC#57664047488

6.           Metformin HCL Tablets
             1000mg NDC                            500       55,944            BT       $74.00      $2069928
             NDC#________

             OR                                    OR        OR

                                                   1000      27,972            BT
             Metformin HCL Tablets
             500mg NDC
             #57664047418


            TOTAL:  $ 12938086.92


                                       2